UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2021

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Suite K-1, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Stock Purchase Rights	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger and Reorganization

On July 4, 2021, Advaxis, Inc., a Delaware corporation (the “Company”), Advaxis Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Merger Sub”) and Biosight, Ltd., a company organized under the laws of the State of Israel (“Biosight”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).

The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein: (i) Merger Sub will merge with and into Biosight, with Biosight being the surviving entity as a wholly-owned subsidiary of the Company (the “Merger” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), (ii) each share of Biosight issued and outstanding immediately prior to the Merger (excluding certain dormant shares under Israeli law, which will be cancelled, retired and cease to exist) will automatically be deemed to have been transferred to Biosight in exchange for the right to receive 118.2009 shares (the “Exchange Ratio”) of common stock, par value $0.001 per share (the “Common Stock”) of the Company, (iii) any outstanding options or other rights to purchase ordinary or preferred shares of Biosight (the “Biosight Options”) will be assumed by the Company and converted into options to purchase shares of Common Stock of the Company at the Exchange Ratio, at an exercise price obtained by dividing the exercise prior per share of the Biosight Option prior to the merger by the Exchange Ratio, (iv) to the extent reasonably necessary to comply with the listing criteria of The Nasdaq Stock Market LLC (the “Nasdaq”), the Company will submit for the approval of the Company’s stockholders a proposal to effect a reverse stock split at a ratio to be mutually agreed between the Company and Biosight (the “Reverse Split”), and (v) the Company will file an amendment to its certificate of incorporation to, among other items, (a) increase the number of authorized shares of Common Stock, if necessary to effect the Merger, (b) change the name of the Company to Biosight, Inc. or some other name to be determined by Biosight, and (c) effect the Reverse Split, if necessary.

Conditions to Closing

Under the Merger Agreement, the consummation of the Merger (the “Closing”) is subject to, and will take place within two business days of, the satisfaction or waiver of certain customary closing conditions, including, without limitation: (i) the registration statement on Form S-4 (which will also include a proxy statement, prospectus and information statement) (the “Registration Statement”), to be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) to register the public offering and sale of the Company’s Common Stock to some or all holders of the Biosight shares in connection with the Merger, must have become effective and not subject to any stop order or proceeding seeking a stop order, (ii) the Company must have obtained the approval of the Merger and the Transactions contemplated by the Merger Agreement from the Company’s stockholders (the “Company Stockholder Approval”), (iii) Biosight must have obtained the approval of its shareholders of the Merger and the Transactions contemplated by the Merger Agreement (the “Biosight Stockholder Approval”), and (iv) any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, must have been terminated or expired.

Representations and Warranties

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Merger Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of the business and operations Company, Biosight and their respective subsidiaries during the period between execution of the Merger Agreement and the Closing.

The representations, warranties, agreements and covenants of the parties set forth in the Merger Agreement will terminate at the Closing.

Termination and Termination Fees

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including without limitation: (i) by mutual written consent of the Company and Biosight; (ii) by either the Company or Biosight, if (a) the Closing has not occurred on or before December 31, 2021, which date may be extended by an additional sixty (60) days if the Registration Statement is not declared effective by November 1, 2021, (b) if a governmental authority shall have issued a final and non-appealable permanent restraining order, permanent injunction or other similar permanent order which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Transactions, and (c) the Company Stockholder Approval or Biosight Stockholder Approval has not been obtained at the applicable stockholders meetings, in each of (a), (b) and (c) where the terminating party’s failure to fulfill any obligation under the Merger Agreement is not the primary cause of, or has directly resulted in, the failure of such condition; (iii) by Biosight if (a) the Company breaches or fails to perform any of its representations, warranties or covenants contained in the Merger Agreement and such breach or failure is not cured in accordance with the Merger Agreement, (b) the Company has willfully breached its non-solicitation covenant, (c) the Company’s board of directors fails to take certain actions required of it pursuant to the Merger Agreement or takes certain actions which would have the effect of impeding completion of the Merger, as further described in the Merger Agreement or (d) the Company has willfully breached the Merger Agreement; and (iv) by the Company if (a) Biosight breaches or fails to perform any of its representations, warranties or covenants contained in the Merger Agreement and such breach or failure is not cured in accordance with the Merger Agreement, (b) Biosight has willfully breached its non-solicitation covenant, (c) the Biosight board of directors changes its recommendation to its stockholders to approve the Merger and related Transactions or (d) Biosight has willfully breached the Merger Agreement. As further detailed in the Merger Agreement, each party is required to pay a termination fee in the amount of $7,500,000 to the other party upon the occurrence of certain events that would impede or prevent the Closing, which are the responsibility of the paying party. In addition, under upon termination under certain circumstances, the Company will be required to pay up to $2,000,000 to Biosight for the reimbursement of expenses.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety be reference to the full copy of the Merger Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K (the “Form 8-K”) and incorporated into this Item 1.01 by reference.

Support Agreements

In connection with the Merger, the current directors and executive officers of the Company and Biosight who currently own shares of Common Stock or shares of Biosight, as applicable, have each entered into a Support Agreement (each, a “Support Agreement” and together, the “Support Agreements”), by and among the Company, Biosight and the applicable director or executive officer. Pursuant to the Support Agreements, the directors and executive officers of the Company and Biosight have agreed, among other things, to vote any shares of the Company’s Common Stock or shares of Biosight, as applicable, held by such director or executive officer in favor of, and to adopt and approve, the Merger, the Merger Agreement and the related Transactions at any meeting or the Company’s stockholders or Biosight shareholders, as applicable (or any adjournment or postponement thereof) held to obtain the Company Stockholder Approval or Biosight shareholder approval, as applicable.

The foregoing summary of the Support Agreements does not purport to be complete and is qualified in its entirety be reference to the full copy of a form of the Support Agreement, which is attached as Exhibit 1.2 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 8.01 Other Events

Press Release

On July 6, 2021, the Company issued a press release announcing entry into the Merger Agreement with Biosight. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

Important Information about the Merger and Where to Find It

This Form 8-K relates to a proposed transaction between the Company and Biosight pursuant to the Merger Agreement. This Form 8-K does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, the Company intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement, information statement and prospectus. This communication is not a substitute for the Registration Statement or for any other document that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BIOSIGHT, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at www.advaxis.com or by written request to the Company at 9 Deer Park Drive, Suite K-1, Monmouth Junction, NJ, Attention: Igor Gitelman, VP of Finance and Chief Accounting Officer.

Participants in the Solicitation

The Company and Biosight and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction will be set forth in the Registration Statement other relevant materials to be filed with the SEC regarding the proposed transaction. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge as described in the preceding paragraph.

Forward-Looking Statements

Certain of the statements made in this Form 8-K are forward looking for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those relating to the Merger and the completion thereof. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “continue,” “anticipate,” “intend,” “could,” “project,” “expect” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; the failure of either party to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals; uncertainties as to the timing of the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the Company’s history of net operating losses and uncertainty regarding its ability to achieve profitability; the Company’s ability to develop and commercialize product candidates; the Company’s ability to use and expand technology platforms to build a pipeline of product candidates; the Company’s ability to obtain and maintain regulatory approval of product candidates; the Company’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources; the Company’s reliance on third parties; the Company’s ability to obtain and adequately protect intellectual property rights for product candidates; and the effects of COVID-19 on clinical programs and business operations. The Company’s discusses many of these risks in greater detail under the heading “Risk Factors” contained in quarterly report on Form 10-Q for the quarter ended April 30, 2021, filed with the SEC on June 14, 2021, and its other filings with the SEC. Any forward-looking statements in this Form 8-K speak only as of the date of this Form 8-K. However, while the Company and Biosight may elect to update these forward-looking statements at some point in the future, the Company and Biosight specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Biosight’s assessments as of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Agreement and Plan of Merger and Reorganization, by and among the Company, Merger Sub, and Biosight, dated as of July 4, 2021.
1.2	Form of Support Agreement, dated as of July 4, 2021, by and between the Company, Biosight and each director and executive officer of the Company or Biosight.
99.1	Press Release of the Company, dated July 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer, Interim Chief Financial Officer